UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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IKONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

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FOR IMMEDIATE RELEASE

TeraWulf Inc. and IKONICS Corporation Announce Effectiveness of Registration Statement and Special Meeting Date in Connection with Proposed Business Combination

Special Meeting Scheduled for December 10, 2021

EASTON, Maryland & DULUTH, Minnesota – November 15, 2021 – TeraWulf Inc. (“TeraWulf”), which was formed to own and operate fully integrated environmentally clean bitcoin mining facilities in the United States, and IKONICS Corporation (“IKONICS”) (Nasdaq: IKNX) announced today that the registration statement on Form S-4 (as amended), which includes a definitive proxy statement/ prospectus, filed with the Securities and Exchange Commission (the “SEC”) in connection with their previously announced business combination was declared effective by the SEC on November 12, 2021.

A special meeting of IKONICS shareholders (the “Special Meeting”) to vote on the business combination, among other matters, is scheduled to be held virtually at 8:00 a.m., central time, on December 10, 2021. IKONICS shareholders as of the close of business on October 22, 2021 (the “Record Date”) will be entitled to vote their shares at the Special Meeting. IKONICS shareholders may attend the Special Meeting, vote their shares and submit questions electronically during the meeting via live webcast by logging in at www.virtualshareholdermeeting.com/IKNX2021SM. Notice of the Special Meeting and a definitive proxy statement/prospectus will be mailed to IKONICS shareholders as of the Record Date.

“We are pleased to reach this next phase on our path to launch as a publicly listed company and bring our new paradigm for cryptocurrency mining to the public markets,” said Paul Prager, Chairman and Chief Executive Officer of TeraWulf. “Since announcing the transaction with IKONICS in June 2021, we’ve continued to take steps to develop our facilities in New York and Pennsylvania and towards our goal of providing domestically produced bitcoin powered by 100% zero-carbon energy. Our team brings decades of energy experience and with it a model for sustainable, large-scale crypto currency mining, which we believe will create substantial long-term value for our shareholders.”

Glenn Sandgren, Chief Executive Offer of IKONICS, said, “Today marks another step forward to completing our transaction with TeraWulf, and our board of directors unanimously recommends shareholders vote to approve the business combination. We continue to execute on our strategic plan and remain confident in the inherent value of our legacy business.”

Concurrent with the completion of the business combination, which is expected to occur by the end of 2021 subject to approval by IKONICS shareholders and the satisfaction of other customary closing conditions, Telluride Holdco, Inc., the ultimate parent company of TeraWulf and IKONICS, is expected to be renamed “TeraWulf Inc.”, and its shares of common stock are expected to be listed on The Nasdaq Stock Market LLC under the trading symbol “WULF.”

IKONICS has retained The Proxy Advisory Group LLC to serve as the information agent and proxy solicitor in connection with the Special Meeting. IKONICS shareholders may call The Proxy Advisory Group LLC at +1 (212) 616-2180 with any questions regarding the proxy statement/prospectus.

About TeraWulf

TeraWulf was formed to own and operate fully integrated environmentally clean bitcoin mining facilities in the United States. TeraWulf will generate domestically produced bitcoin powered by nuclear, hydro and solar energy.

For more information on TeraWulf, please visit www.TeraWulf.com or follow @TeraWulfInc on Twitter.

About IKONICS

IKONICS has served as an international leader in the development of imaging technologies for over 65 years. IKONICS proudly introduces products and process solutions for a diverse array of imaging markets. For more information on IKONICS, please visit www.Ikonics.com.

Additional Information and Where to Find It; Participants in the Solicitation; Non-Solicitation

In connection with the proposed business combination, Telluride Holdco, Inc. (“Holdco”), a wholly owned subsidiary of IKONICS, filed a registration statement on Form S-4 with the SEC on July 30, 2021 (as amended, the “Registration Statement”). The Registration Statement includes a proxy statement of IKONICS and a prospectus of Holdco, which was declared effective by the SEC on November 12, 2021. A copy of the definitive proxy statement/prospectus will be sent to IKONICS shareholders seeking certain approvals related to the proposed business combination.

The information contained herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF IKONICS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IKONICS AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about IKONICS and the proposed business combination, without charge, at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by IKONICS will be made available, without charge, at http:/www.ikonics.com/investor-relations.

IKONICS’s directors and executive officers are deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed business combination. Information regarding the names of such persons and their respective interests in the proposed business combination, by securities holdings or otherwise, are set forth in the definitive proxy statement included within the Registration Statement filed with the SEC. To the extent IKONICS’s directors and executive officers or their holdings of IKONICS’s securities have changed from the amounts disclosed in those filings, to IKONICS’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in beneficial ownership on Form 4 on file with the SEC. These materials are (or, when filed, will be) available, without charge, at http://www.Ikonics.com/investor-relations.

Forward-Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of TeraWulf and IKONICS, are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Statements and expectations regarding the proposed business combination and the combined company are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TeraWulf’s or IKONICS’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: (1) risks related to the consummation of the proposed business combination, including the risks that (i) the proposed business combination may not be consummated within the anticipated time period, or at all, (ii) IKONICS may fail to obtain stockholder approval of the proposed business combination, (iii) other conditions to the consummation of the proposed business combination pursuant to the merger agreement may not be satisfied and (iv) the proposed business combination may involve unexpected costs, liabilities or delays; (2) risks related to the failure to obtain approval to list Holdco’s shares on The Nasdaq Stock Market LLC; (3) risks related to the inability to recognize the anticipated benefits of the proposed business combination; (4) risks related to the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed business combination and instituted against any party to the merger agreement and others; and (5) other economic, business, competitive, legal and/or regulatory factors relating to the proposed business combination. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither TeraWulf nor IKONICS assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

TeraWulf

Michael Freitag / Joseph Sala / Lyle Weston

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

IKONICS
Glenn Sandgren
Chief Executive Officer
(218) 628-2217